As filed with the Securities and Exchange Commission on August 9, 1996



                       SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934



Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting  Material Pursuant to  <section>240.14a-11(c)
or  <section>240.14a-12



                              NFO RESEARCH, INC.
               (Name of Registrant as Specified in its Charter)
                              NFO RESEARCH, INC.
                  (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box):

[ X ] $125 per  Exchange  Act  Rules 0-11(c)(i)(ii), 14a-
6(i)(1), 14a-6(i)(2)

[   ] $500  per  each  party  to the controversy  pursuant  to
Exchange Act Rule 14a-6(i)(3)

[   ] Fee computed on table below  per Exchange Act Rules 14a-
6(i)(4) and 0-11.
   1)Title of each class of securities to which transaction applies:
   2)Aggregate number of securities to which transaction applies:
   3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
   4)Proposed maximum aggregate value of transaction:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is  offset  as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

   1)Amount Previously Paid:

   2)Form, Schedule or Registration No.:

   3)Filing Party:

   4)Date Filed:

                          [PRELIMINARY COPY]







                             NFO RESEARCH, INC.

                              2 Pickwick Plaza
                        Greenwich, Connecticut 06830








                                   NOTICE OF

                                SPECIAL MEETING

                                      AND

                                PROXY STATEMENT









                        SPECIAL MEETING OF STOCKHOLDERS

                              September 19, 1996

                          NFO RESEARCH, INC.
                           2 Pickwick Plaza
                     Greenwich, Connecticut 06830


               Notice of Special Meeting of Stockholders


To the Stockholders of NFO Research, Inc.:


   NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of NFO Research, Inc. (the "Company") will be held at the offices of the Company located at 2 Pickwick Plaza, Greenwich, Connecticut, on Thursday, the 19th day of September, 1996 at 9:00 a.m. (Eastern Daylight Time), for the following purposes:

     (1) To consider and act upon a proposal to amend Article FOURTH of the Restated Certificate of Incorporation of the Company to increase the authorized number of shares of the Company from 20,000,000 consisting of 15,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock") and 5,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), to 65,000,000, consisting of 60,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock; and

     (2) To consider and act upon any other matters which may properly come before the Special Meeting or any adjournment thereof.

   Only stockholders of record at the close of business on August 16, 1996 will be entitled to notice of, and to vote at, the Special Meeting.

                                 By order of the Board of Directors,

                                 Steven J. Gilbert
                                 Secretary

Greenwich, Connecticut
August 27, 1996





   A PROXY FOR THE MEETING AND A PROXY STATEMENT ARE ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE ENCLOSED FORM OF PROXY, WHICH IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS, AND TO MAIL IT PROMPTLY. STOCKHOLDERS WHO EXECUTE PROXIES RETAIN THE RIGHT TO REVOKE THEM AT ANY TIME BEFORE THEY ARE VOTED.

                          NFO RESEARCH, INC.

                           PROXY STATEMENT

    A Special Meeting of Stockholders (the "Special Meeting") of NFO Research, Inc. (the "Company") will be held on September 19, 1996, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This
statement  and  the  accompanying  proxy,  which   are   first  being  sent  to
stockholders on or about August 27, 1996, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at such meeting and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted in
accordance with the recommendations  of  the  Board  of  Directors.   The proxy
nevertheless may be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the Special Meeting and voting in person.

   The Board of Directors has fixed the close of business on August 16, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting (the "Record Date"). As of the Record Date, the Company had outstanding [10,190,692] shares of Common Stock, par value $.01 per share (the "Common Stock") which constitutes the only class of voting securities of the Company. Each share of Common Stock is entitled to one vote at the Special Meeting. All references in this Proxy Statement to amounts of shares of Common Stock reflect the Company's three for two stock split effected on February 5, 1996 (the "1996 Stock Split").

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the beneficial ownership, both direct and indirect, reported to the Company as of [August 16, 1996], of Common Stock of the Company including shares as to which a right to acquire ownership exists (for example, through the exercise of certain stock options). The information is presented for beneficial owners of more than five percent (5%) of the Company's Common Stock, for each director and each executive officer and for the group comprised of all directors and executive officers. Management knows of no persons other than those identified herein who owned beneficially more than five percent (5%) of the outstanding shares of Common Stock as of [August 16, 1996].

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



                                          Number of Shares
                                           of Common Stock
Name and Address                             Beneficially         Percentage
of Beneficial Owner (1)                        Owned            of Common Stock


Commonwealth Capital Partners, L.P. (2)       639,598                 6.2%
  245 Park Avenue
  New York, NY 10167
William Blair & Company (3).                1,514,906                14.8%
  135 South LaSalle Street
  Chicago, IL 60603
HLM Partners IV, L.P.(4)                     [573,450]               [5.6%]
  222 Berkeley Street
  Boston, MA 02116
Walter A. Forbes (5)                           73,675                    *
  707 Summer Street
  Stamford, CT 06901
Steven J. Gilbert (2)(6)                      669,598                 6.5%
  245 Park Avenue
  New York, NY 10167
Edmund A. Hajim (7)                            40,786                    *
  230 Park Avenue
  New York, NY 10167

                                          Number of Shares
                                           of Common Stock
Name and Address                             Beneficially         Percentage
of Beneficial Owner (1)                        Owned            of Common Stock


Charles B. Hamlin                                   0
 2 Pickwick Plaza
  Greenwich, CT 06830
Patrick G. Healy (8)                           60,450                    *
  2 Pickwick Plaza
  Greenwich, CT 06830
William E. Lipner (9).                        564,141                 5.5%
  2 Pickwick Plaza
  Greenwich, CT 06830
John Sculley (10)                              60,000                    *
  90 Park Avenue, 32nd Floor
  New York, NY 10017
Richard A. Spitzer (11).                      143,735                 1.4%
  2700 Oregon Road
  Northwood, Ohio 43619
Lawrence D. White (12)                        117,082                 1.1%
  2 Pickwick Plaza
  Greenwich, CT 06830
All executive officers and directors
as a group (9 persons) (13)                 1,729,467                16.9%

- -------

  *  Represents less than 1% of the outstanding shares of Common Stock.

 (1)Except as indicated in the notes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2)Commonwealth owns 639,598 shares of Common Stock. As Steven J. Gilbert, Barry A. Schwimmer and Elliot Stein, Jr. are each Managing Directors of Commonwealth, each of them may be deemed to own beneficially the 639,598 shares of Common Stock held by Commonwealth. Each Managing Director shares voting and investment power with respect to such shares. Mr. Schwimmer, a former director of the Company, also holds options to acquire 22,500 shares.

 (3)As of December 31, 1995, pursuant to a statement on Schedule 13G dated March 7, 1996 filed with the Securities and Exchange Commission by William Blair & Co. William Blair & Co. is an investment advisor that owns 1,514,906 shares of Common Stock of the Company on behalf of its clients.

 (4)[To Come]

 (5)Includes 4,500 shares held by members of Mr. Forbes' family, for which Mr. Forbes may be deemed to share voting and investment power and thus may be deemed to own beneficially.

   Also includes 30,000 shares issuable upon the exercise of options granted to Mr. Forbes pursuant to the Directors' Stock Option Plan.

 (6)Includes 639,598 shares held directly by Commonwealth. See note (2) above. Also includes 30,000 shares issuable upon exercise of options granted to Mr. Gilbert pursuant to the Directors' Stock Option Plan.

 (7)Includes 30,000 shares issuable upon exercise of options granted to Mr. Hajim pursuant to the Directors' Stock Option Plan.

  (8)Includes 60,000 shares issuable upon exercise of options granted to Mr. Healy pursuant to the Employees' Stock Option Plan which have already vested.

 (9)Includes 99,000 shares issuable upon the exercise of options granted to Mr. Lipner pursuant to the Employees' Stock Option Plan which have already vested. Also includes 208,950 shares indirectly owned by him, 152,250 of which are owned directly by his wife, Deborah Lipner; and 56,700 of which are held in custodial accounts and trusts for their sons Justin Drew Lipner and Wesley Edwin Lipner. A trust holds 3,375 shares of Common Stock of the Company for the benefit of Deborah Lipner; however, since the trustee of the trust has sole voting and investment power with respect to the shares, Mr. Lipner does not beneficially own such shares.

(10)Includes 37,500 shares issuable upon the exercise of options granted to Mr. Sculley which are exercisable in whole or in part at any time before October 25, 1999. Also includes 22,500 shares issuable upon the exercise of options granted to Mr. Sculley pursuant to the Directors' Stock Option Plan.

(11)Includes 52,250 shares issuable upon exercise of the options granted to Mr. Spitzer pursuant to the Employees' Stock Option Plan which have already vested.

(12)Includes 63,750 shares issuable upon exercise of options granted to Mr. White pursuant to the Employees' Stock Option Plan which have already vested. Also includes 337 shares held by Mr. White's children, for which Mr. White may be deemed to share voting and investment power and thus may be deemed to own beneficially.

(13)Includes 112,500 shares issuable upon exercise of options granted pursuant to the Directors' Stock Option Plan, 37,500 shares issuable upon exercise of options granted to Mr. Sculley and 215,000 shares issuable upon exercise of options granted pursuant to the Employees' Stock Option Plan which have already vested.


PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION

   The  Restated  Certificate  of  Incorporation  of the Company (the "Restated
Certificate of Incorporation") presently authorizes 20,000,000 shares, consisting of 15,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock") and 5,000,000 shares of Preferred Stock, par value $0.01 (the "Preferred Stock"). The Board of Directors has unanimously adopted a resolution proposing and declaring it advisable that Article FOURTH of the Restated Certificate of Incorporation be amended in order to increase the number of authorized shares from 20,000,000 to 65,000,000, of which 60,000,000 will be Common Stock and 5,000,000 will be Preferred Stock, and recommending the approval of the proposed amendment to the Company's stockholders. The full text of the proposed amendment is attached hereto as Exhibit A. Of the Company's presently authorized 15,000,000 shares of Common Stock, [10,190,692] were outstanding as of August 16, 1996, and [4,809,308] were available for issuance (excluding treasury shares). None of the Company's authorized Preferred Stock are outstanding.

   The proposed amendment would not change the powers, preferences or rights of the holders of shares of Common Stock. The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to
increase the number of shares of Common Stock that the Company is authorized to issue in order to ensure that the Company will have a sufficient number of authorized shares of Common Stock available in the future to provide it with the desired flexibility to meet its business needs. If this proposal is approved by stockholders of the Company, the additional authorized shares of Common Stock would be available to the Company for a variety of corporate purposes, including the declaration and payment of stock dividends to the Company's stockholders, stock splits, issuance in connection with the financing of expansion or future acquisitions, issuance pursuant to the terms of employee benefit plans and pursuant to other possible future transactions of a currently undetermined nature. The Board of Directors has contemplated the possibility of a stock split, but no definite decision has been made regarding such a split. Furthermore, the Company has no current plans to use the additional authorized shares in any financings or acquisitions.

   If the proposed amendment is adopted, the Company would be permitted to issue the additional authorized shares of Common Stock without further stockholder approval, except to the extent otherwise required by the Restated Certificate of Incorporation, by law or by the Nasdaq or any securities exchange on which the shares of Common Stock may be listed at the time. The authorization of additional shares of Common Stock will enable the Company, as the need may arise, to take timely advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with the holding of another special meeting of its stockholders. It is the belief of the Board of Directors that the delay necessary for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. The Board of Directors does not intend to issue any shares of Common Stock except on terms which it deems to be in the best interests of the Company and its stockholders. Existing stockholders of the Company have no pre-emptive rights to purchase any shares of Common Stock issued in the future. Depending on the terms thereof, the issuance of shares of Common Stock may or may not have a dilutive effect on the share ownership of the Company's then-existing stockholders.

   Although the Company has no such intentions, the proposed increase in the authorized shares of Common Stock might be considered as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets, or a similar transaction, since the issuance of new shares of Common Stock, in a public or private sale, merger or similar transaction, could be used to dilute the share ownership of a person or entity seeking to obtain control of the Company. The Board of Directors has no present knowledge of any present or past efforts to gain control of the Company and has not received any indication from any person or entity that such person or entity is interested in acquiring the Company.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDMENT.

PROXIES

   Stockholders have three choices on the proxy/voting instructions (the "Proxy Card") with respect to the proposed amendment to the Restated Certificate of Incorporation. By checking the appropriate box on the Proxy Card a stockholder may (i) vote "FOR" the proposed amendment; (ii) vote "AGAINST" the proposed amendment; or (iii) "ABSTAIN" from voting on the proposed amendment.

   The enclosed proxy is being solicited by the Board of Directors.   The  cost
of soliciting proxies will be borne by the Company. The Board of Directors expects to solicit proxies solely by mail.


VOTE AND QUORUM REQUIREMENTS

   The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock is required to constitute the quorum needed to transact business at the Special Meeting. If, initially a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained.

   The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required for approval of the proposed amendment to the Restated Certificate of Incorporation.

   Abstentions and "broker nonvotes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

   The vote occurring at the meeting will be overseen by an inspector. The inspector's duties include determining whether a quorum existed at the meeting, ascertaining the number of votes outstanding and the voting power of each shareholder, determining the number of shares represented at the meeting, counting all votes and ballots, determining and retaining for a reasonable period a record of the disposition of any challenges made to any determination by the inspections, and certifying the determination of the number of shares represented and the outcome of the balloting. If the proposed amendment is approved, it will become effective upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to be accomplished as promptly as practicable after such approval is obtained.

1997 STOCKHOLDER PROPOSALS

   To be eligible for inclusion in the Company's proxy statement for the 1997 Annual Meeting of Stockholders, stockholder proposals must be received at the Company's corporate office, NFO Research, Inc. 2 Pickwick Plaza, Greenwich, Connecticut 06830, Attention Secretary, on or before December 1, 1996.

OTHER BUSINESS

   As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than that described above. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the persons named as proxies.



                                 By order of the Board of Directors,

                                 Steven J. Gilbert
                                 Secretary

                                    EXHIBIT A


   Article FOURTH of the Restated Certificate of Incorporation of the Company is hereby amended by deleting the first paragraph thereof and substituting in lieu thereof the following paragraph:

     The total number of shares which the Corporation shall have authority to issue is sixty-five million (65,000,000), consisting of sixty million (60,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock") and five million (5,000,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

                             [PRELIMINARY COPY]




                              NFO RESEARCH, INC.
                     2 PICKWICK PLAZA, GREENWICH, CT 06830

        PROXY FOR SPECIAL MEETING OF STOCKHOLDERS - SEPTEMBER 19, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned stockholder of NFO Research, Inc. (the "Company") hereby appoints William E. Lipner and Patrick G. Healy, and each of them, with full power of substitution in each, as proxies to cast all votes, as designated on the reverse side, which the undersigned stockholder is entitled to cast at the Special Meeting of Stockholders of the Company to be held on Thursday, September 19, 1996, at 9:00 a.m., at the offices of the Company located at 2 Pickwick Plaza, Greenwich, Connecticut, and at any adjournments thereof, upon the following matters:

1.Proposal to amend Article FOURTH of the Restated Certificate of Incorporation of the Company to increase the authorized number of shares of the Company from 20,000,000 consisting of 15,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock") and 5,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), to 65,000,000, consisting of 60,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

             [  ] FOR             [  ] AGAINST         [  ] ABSTAIN


2.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.






                        (Please Sign on Other Side)

  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY UNDER PROPOSAL 1, AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING.

  Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                        Dated_______________________________, 1996


                        _________________________________________
                        Signature


                        _________________________________________
                        Signature if Held Jointly



 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.